LICENSE AGREEMENT AND INVESTMENT	6 Months Ended
Jun. 30, 2015
Notes to Financial Statements
8. LICENSE AGREEMENT AND INVESTMENT

On March 31, 2015, BVAP and TAUG entered into a non-exclusive license agreement, whereby TAUG will provide CBD oil cartridges to be used in the BVAP e-cigarette.  In accordance with the agreement, TAUG will receive a royalty of 50% of the net revenues associated with the sale of specified list of products listed in the agreement.  In addition, there was a share swap between TAUG and BVAP to equate to $100,000.  BVAP issued 2,666,667 shares at $0.0375 for the commercialization of the products.  TAUG issues 10,869,565 shares of its stock to acquire the license agreement (investment).

Description	Amount

License Agreement / Commercialization Fees - 2 years dated 3/31/15
Stock issued	$100,000

Total	$100,000
Less: Accumulated Amortization	12,449
Net June 30, 2015	$87,551

Issued 2,666,667 shares of Company common stock	2,666,667
at $0.01 per share.	$0.0375

Share value	$100,000